EXHIBIT 32.1

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of REMSleep Holdings, Inc. certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.the annual report on Form 10-K of the Company for the year ended December 31, 2017, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Tom Wood
Tom Wood
Chief Executive Officer/Chief Financial Officer/Chief Accounting Officer/Director Principal Executive Officer/Principal Financial Officer June 28, 2018